SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 28, 2003
                                                         -----------------

                              FTI CONSULTING, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
                                    --------
                 (State or other Jurisdiction of Incorporation)


           001-14875                                    52-1261113
           ----------                                   ----------
   (Commission File Number)                (IRS Employer Identification Number)

               900 Bestgate Road, Suite 1000, Annapolis, Maryland
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (410) 224-8770
                                                           --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report

Item 5.       Other Events and Required FD Disclosure
              ---------------------------------------

On December 1, 2003, FTI Consulting, Inc. (NYSE: "FCN") announced that on November 28, 2003, it consummated its previously announced acquisition of the assets of Lexecon Inc. from its parent company, Nextera Enterprises, Inc. (Nasdaq: "NXRA") for approximately $130.0 million in cash, which was financed by FTI from a combination of existing cash resources and a new senior term bank loan of approximately $104.0 million. The senior leadership of Lexecon and certain other members of Lexecon's management, entered into five-year employment agreements and became senior managing directors of FTI. This press release is attached hereto as Exhibit 99.1 and incorporated in this 8-K by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            FTI Consulting, Inc.
                                            (Registrant)



                                            By:    /s/  Theodore I. Pincus
                                                   -----------------------
                                                   Theodore I. Pincus
                                                   Executive Vice President and
                                                   Chief Financial Officer


        December 2, 2003